© 2017 Avaya Inc. All right reserved AVAYA Q4 AND FISCAL YEAR 2016 EARNINGS January 19, 2016 Inc. l ri hts reserved. Exhibit 99.2

© 2017 Avaya Inc. All rights reserved. 2 FORWARD LOOKING STATEMENTS  Cautionary Note Regarding the Chapter 11 Cases The Company’s security holders are cautioned that trading in securities of the Company during the pendency of these Chapter 11 cases will be highly speculative and will pose substantial risks. It is possible some or all of the Company’s currently outstanding securities may be cancelled and extinguished upon confirmation of a restructuring plan by the Bankruptcy Court. In such an event, the Company’s security holders would not be entitled to receive or retain any cash, securities or other property on account of their cancelled securities. Trading prices for the Company’s securities may bear little or no relation to actual recovery, if any, by holders thereof in the Company’s Chapter 11 cases. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.  Cautionary Note Regarding Forward-Looking Statements This document contains certain forward-looking statements. These statements may be identified by the use of forward-looking terminology such as "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "might," “our vision,” "plan," "potential," "preliminary," "predict," "should," "will," or “would” or the negative thereof or other variations thereof or other comparable terminology and include, but are not limited to, statements regarding the Company’s preliminary 1Q17 financial results, expected motions to be filed in the Chapter 11 proceeding and the dispositions of such motions, continued operations and customer and supplier programs while in a Chapter 11 proceeding, cash needed to support our operations while in a Chapter 11 proceeding, ability to lower debt and interest payments, ability to operate while in a Chapter 11 proceeding, ability to pay our creditors, credit rating and ability to manage its pension obligations. We have based these forward-looking statements on our current expectations, assumptions, estimates and projections. While we believe these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond our control, including, but not limited to: the actions and decisions of our creditors and other third parties with interests in the Chapter 11 cases; our ability to maintain liquidity to fund our operations during the Chapter 11 cases; our ability to obtain Bankruptcy Court approvals in connection with the Chapter 11 cases; our ability to consummate any transactions once approved by the Bankruptcy Court and the time to consummation of such transactions; adjustments in the calculation of financial results for the quarter or year end, or the application of accounting principles; discovery of new information that alters expectations about financial results or impacts valuation methodologies underlying financial results; accounting changes required by United States generally accepted accounting principles; and other factors affecting the Company detailed from time to time in the Company’s filings with the SEC that are available at www.sec.gov. These and other important factors may cause our actual results, performance, or achievements to differ materially from any future results, performance, or achievements expressed or implied by these forward-looking statements. For a list and description of such risks and uncertainties, please refer to Avaya's filings with the SEC that are available at www.sec.gov and in particular, our 2015 Form 10-K filed with the SEC on November 23, 2015. We caution you that the list of important factors included in our SEC filings may not contain all of the material factors that are important to you. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained in this document may not in fact occur. Avaya disclaims any intention or obligation to update or revise any forward-looking statements as a result of new information, future events or otherwise, except as otherwise required by law. This presentation should be read in conjunction with our Form 8-K filed with the SEC on January 19, 2017. Within this presentation, we refer to certain non‐GAAP financial measures that involve adjustments to GAAP measures. Reconciliations between our non-GAAP financial measures and GAAP financial measures are included on the last three slides of this presentation. These slides, as well as current and historical financial data are available on our web site at www.avaya.com/investors None of the information included on the website is incorporated by reference in this presentation.

© 2017 Avaya Inc. All rights reserved. 3 FISCAL Q4 2016 FINANCIAL HIGHLIGHTS (Amounts are non-GAAP, comparisons in constant currency)  Revenue of $958 million - Up 9% sequentially and down 5% from Q4 FY’15 – Software and Services over 74% of total revenue – Recurring revenue over 51% of total revenue  Estimated Total Contract Value (“TCV”) $3B; up 6% YoY* – Cloud and Managed Services estimated total contract value approximately $760M; up 13% YoY*  Year-over-year growth: – Cloud & Managed Services revenue up 3% – Contact Center product revenue increased 13% – Networking product revenue up 31%  Sequential growth of 8% in UC product revenues  Gross margin of 61.8%  Adjusted EBITDA of $284 million; at record of 29.6% of revenue  Cash balance of $336 million – FY ‘16 YTD Cash From Operations of $113 million – FY ‘16 YTD Free Cash Flow was $17 million (incl. ~$82 million for a legal settlement & advisory fees) *APCS TCV de-bookings reflected in the period the order was originally taken

© 2017 Avaya Inc. All rights reserved. 4 Revenue: FQ4 2016 FQ3 2016 FQ4 2015 Product $469 $398 $499 Services $489 $484 $509 Total Revenue $958 $882 $1,008 Gross Margin: Product 64.0% 64.8% 65.3% Services 59.7% 60.3% 58.7% Total Gross Margin 61.8% 62.4% 62.0% Operating Margin 23.9% 20.4% 20.0% Adjusted EBITDA $284 $223 $246 Adjusted EBITDA % 29.6% 25.3% 24.4% For a reconciliation of non-GAAP to GAAP financial information, please see the appendix. < ------------------ As Reported ------------------ > QUARTERLY INCOME STATEMENT (Amounts are non-GAAP and dollars in millions)

© 2017 Avaya Inc. All rights reserved. 5 As Reported <---- Constant Currency ----> Revenue: FQ4 2016 FQ3 2016 FQ4 2015 Product $469 $398 $497 Services $489 $484 $507 Total Revenue $958 $881 $1,004 Gross Margin: Product 64.0% 64.8% 65.3% Services 59.7% 60.5% 59.1% Total Gross Margin 61.8% 62.5% 62.2% Operating Margin 23.9% 20.7% 20.4% Adjusted EBITDA $284 $225 $248 Adjusted EBITDA % 29.6% 25.5% 24.7% For a reconciliation of non-GAAP to GAAP financial information, please see the appendix. QUARTERLY INCOME STATEMENT – Constant Currency Comparison (Amounts are non-GAAP and dollars in millions)

© 2017 Avaya Inc. All rights reserved. 6 QUARTERLY REVENUE BY REGION (All amounts non-GAAP and dollars in millions) Revenue FQ4 2016 FQ3 2016 FQ4 2015 U.S. $552 $487 $562 EMEA $217 $206 $243 APAC $104 $102 $113 AI $85 $87 $90 Total $958 $882 $1,008 % of Total Revenue U.S. 58% 55% 56% EMEA 22% 23% 24% APAC 11% 12% 11% AI 9% 10% 9% Total 100% 100% 100% < ------------------ As Reported ------------------ >

© 2017 Avaya Inc. All rights reserved. 7 QUARTERLY REVENUE BY REGION – Constant Currency Comparison (All amounts non-GAAP and dollars in millions) As Reported <---- Constant Currency ----> Revenue FQ4 2016 FQ3 2016 FQ4 2015 U.S. $552 $487 $563 EMEA $217 $203 $239 APAC $104 $103 $113 AI $85 $88 $89 Total $958 $881 $1,004 % of Total Revenue U.S. 58% 55% 56% EMEA 22% 23% 24% APAC 11% 12% 11% AI 9% 10% 9% Total 100% 100% 100%

Q4 & FY'16 FINANCIAL HIGHLIGHTS

($M, constant Fx) Non-GAAP	4Q15 Actual	3Q16 Actual	4Q16 Actual
Revenue	$1,004	$881	$958
Gross Margin %	62.2%	62.5%	61.8%
Oper Expense %	41.8%	41.8%	37.9%
Oper Income %	20.4%	20.7%	23.9%
Adj EBITDA $	$248	$225	$284
Adj EBITDA %	24.7%	25.5%	29.6%

Fiscal 2016 Highlights

- Adjusted EBITDA of $940M (25.4% of revenue)
- Positive Operating Cash Flow
- $17M Free Cash Flow* (incl. ~$82M one-time payouts)
- $155M of incremental cost savings recognized
  - ~$110M cost reductions implemented FY16
- Annualized Revenue per Headcount of $379K; up 11% YoY

Notable Q4'16 Stats (non-GAAP):

- $3B total estimated contract value, up 6% YoY
- Total estimated contract value for Cloud and Managed Services over $760M**; up 13% YoY
- Recurring revenue was ~51% of total
- Over 74% of total revenue from Software and Services
- 3% YoY growth in Cloud and Managed Services revenue
- Adj. EBITDA increased 15% YoY
- Free Cash Flow* $63M, up $65M YoY

*Free cash flow is a non-GAAP metric defined as net cash provided by operating activities minus capital expenditures which are included in net cash used for investing activities

**APCS TCV de-bookings reflected in the period the order was originally taken

For a reconciliation of non-GAAP to GAAP financial information, please see our most recent filings at www.sec.gov.

AVAYA
© 2017 Avaya Inc. All rights reserved.
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© 2017 Avaya Inc. All rights reserved. 9 FISCAL 2016 FINANCIAL HIGHLIGHTS (Amounts are non-GAAP, as reported)  Revenue of $3,702 million - 9% lower than FY’15 – Software and Services accounted for a record ~75% of total revenue – Recurring revenue represents a record of over 52% of total revenue  Estimated Total Contract Value $3B; up 6% YoY – Cloud and Managed Services estimated total contract value ~$760M*; up 13% YoY  Year-over-year growth in: – Cloud and Managed Services revenue up 2% – Contact Center product revenue increased 5%  Record annual gross margin of 61.5%  Record annual operating income of $756 million; Operating margin of 20.4% was up 280 basis points  Adjusted EBITDA of $940 million; a record 25.4% of revenue  Cash balance of $336 million – FY ‘16 Cash From Operations was $113 million – FY ‘16 Free Cash Flow** was $17 million • Cash flows reflect ~$82 million in legal settlement and advisory fees *APCS TCV de-bookings reflected in the period the order was originally taken **Free cash flow is defined as net cash provided by operating activities minus capital expenditures

© 2017 Avaya Inc. All rights reserved. 10 Revenue: FY 2016 FY 2015 FY 2014 Product $1,755 $2,029 $2,196 Services $1,947 $2,052 $2,175 Total Revenue $3,702 $4,081 $4,371 Gross Margin: Product 64.2% 63.3% 61.2% Services 59.1% 57.6% 56.5% Total Gross Margin 61.5% 60.5% 58.9% Operating Margin 20.4% 17.6% 16.6% Adjusted EBITDA $940 $900 $898 Adjusted EBITDA % 25.4% 22.1% 20.5% For a reconciliation of non-GAAP to GAAP financial information, please see the appendix. < ------------------ As Reported ------------------ > ANNUAL INCOME STATEMENT (Amounts are non-GAAP and dollars in millions)

© 2017 Avaya Inc. All rights reserved. 11 Revenue: FY 2016 FY 2015 Product $1,757 $2,010 Services $1,950 $2,022 Total Revenue $3,707 $4,032 Gross Margin: Product 64.3% 63.4% Services 59.2% 58.3% Total Gross Margin 61.6% 60.8% Operating Margin 20.6% 18.3% Adjusted EBITDA $946 $923 Adjusted EBITDA % 25.5% 22.9% For a reconciliation of non-GAAP to GAAP financial information, please see the appendix. ANNUAL INCOME STATEMENT – Constant Currency Comparison (Amounts are non-GAAP and dollars in millions) In Constant Currency

© 2017 Avaya Inc. All rights reserved. 12 ANNUAL REVENUE BY REGION (All amounts non-GAAP and dollars in millions) Revenue FY 2016 FY 2015 FY 2014 U.S. $2,072 $2,203 $2,267 EMEA $880 $1,073 $1,234 APAC $416 $425 $445 AI $334 $380 $425 Total $3,702 $4,081 $4,371 % of Total Revenue U.S. 56% 54% 52% EMEA 24% 26% 28% APAC 11% 10% 10% AI 9% 10% 10% Total 100% 100% 100% < ------------------ As Reported ------------------ >

© 2017 Avaya Inc. All rights reserved. 13 ANNUAL REVENUE BY REGION – Constant Currency Comparison (All amounts non-GAAP and dollars in millions) As Reported <---- Constant Currency ----> Revenue FY 2016 FY 2015 FY 2014 U.S. $2,072 $2,203 $2,266 EMEA $880 $1,047 $1,129 APAC $416 $421 $431 AI $334 $360 $365 Total $3,702 $4,032 $4,191 % of Total Revenue U.S. 56% 55% 54% EMEA 24% 26% 27% APAC 11% 10% 10% AI 9% 9% 9% Total 100% 100% 100%

© 2017 Avaya Inc. All rights reserved. 14 BALANCE SHEET AND OPERATING METRICS (Dollars in millions, Balance sheet items as of the end of the period indicated) FQ4 2016 FQ3 2016 FQ4 2015 Total Cash and Cash Equivalents $336 $269 $323 Cash from Operations $83 ($23) $30 Capital Expenditures and Capitalized Software $20 $26 $32 Days Sales Outstanding 55 57 61 Inventory Turns 9.8 8.4 9.0 Headcount (as of the end of the period indicated) 10,101 10,512 11,776 Annualized Quarterly Revenue ($K) / Headcount (as of the end of the period indicated) $379 $336 $342

© 2017 Avaya Inc. All rights reserved. 15 PENSION & OTHER POST-RETIREMENT BENEFITS TREND ($M)  Cash payments are made where required to comply with applicable law and regulations where required, or to directly pay benefits where appropriate.  P&L Expense is recognized as retirement benefits are earned during the participants’ employment. Cash Effect FY’13 FY’14 Q1’15 Q2’15 Q3’15 Q4’15 FY’15 Q1’16 Q2’16 Q3’16 Q4’16 FY’16 US Pension 108 160 15 25 26 29 95 20 19 23 34 96 Non-US Pension 25 27 4 13 4 4 25 3 14 3 4 24 OPEB 52 45 9 3 4 12 28 10 9 10 12 41 Total Cash Contributions 185 232 28 41 34 45 148 33 42 36 50 161 P&L Effect FY’13 FY’14 Q1’15 Q2’15 Q3’15 Q4’15 FY’15 Q1’16(*) Q2’16(*) Q3’16(*) Q4’16(*) FY’16 US Pension 104 65 15 15 15 15 60 5 5 9 7 26 Non-US Pension 31 30 7 7 6 7 27 6 6 6 7 25 OPEB (5) 4 1 1 1 - 3 (3) (3) (4) (2) (12) Total P&L Expenses 130 99 23 23 22 22 90 8 8 11 12 39 *FY’16 YoY reductions in US Pension expense are due principally to the change in estimate related to interest cost, while the reduction in OPEB is principally due to decreased amortization of prior service cost due to plan amendments.

© 2017 Avaya Inc. All rights reserved. 16 PRELIMINARY FISCAL Q1 2017 FINANCIAL RESULTS (AS DELIVERED 1/19/2017)  Preliminary unaudited financial results for the first fiscal quarter 2017 ended December 31, 2016 include: i. Revenue in the range of $870 million to $875 million, ii. Non-GAAP gross margin between ~61% to 62% of revenue, and iii. Adjusted EBITDA in the range of $235 million to $240 million or 27.0% to 27.4% of revenue, a record for fiscal first quarter results. NOTE: Avaya does not reiterate guidance or provide any form of mid-quarter update ($M) As Reported In Constant Currency Q1 FY ’16 $958 $954 Q4 FY ’16 $958 $958 Revenue Adjusted for Constant Currency

© 2017 Avaya Inc. All rights reserved. 17 NON-GAAP RECONCILIATION ADJUSTED EBITDA 2016 2015 2016 2015 Net loss (505)$ (76)$ (750)$ (144)$ Interest expense 118 117 470 452 Interest income - - (1) (1) (Benefit from) provision for income taxes (53) 70 13 70 Depreciation and amortization 97 92 374 371 (343) 203 106 748 Restructuring charges, net 17 30 105 62 Sponsors' and other advisory fees 28 2 43 7 Acquisition and integration-related costs - 2 2 4 Third-party sales transformation costs - - 5 - Loss on extinguishment of debt - - - 6 Third-party fees expensed in connection with the debt modification - - - 8 Share-based and other compensation 7 4 19 19 Loss (gain) on disposal of long-lived assets, net 1 - 1 (1) Change in certain tax indemnifications - - - (9) Impairment of indefinite-lived intangible assets 100 - 100 - Goodwill impairment 442 - 442 - Impairment of investment 11 - 11 - Resolution of certain legal matters - - 53 - Gain on foreign currency transactions - (12) (10) (14) Pension/OPEB/nonretirement postemployment benefits and long-term disability costs 21 17 63 69 Other - - - 1 Adjusted EBITDA 284$ 246$ 940$ 900$ Avaya Inc. EBITDA Three months ended September 30, Supplemental Schedule of Non-GAAP Adjusted EBITDA (Unaudited; in millions) Fiscal years ended September 30,

NON-GAAP RECONCILIATION

GROSS MARGIN AND OPERATING INCOME

Avaya Inc.
Supplemental Schedules of Non-GAAP Reconciliations
(Unaudited; in millions)

	Three Months Ended				
	Sept. 30, 2015	**Dec. 31, 2015**	**Mar. 31, 2016**	**June 30, 2016**	**Sept. 30, 2016**
Reconciliation of Non-GAAP Gross Profit and Non-GAAP Gross Margin					
Gross Profit	$ 616	$ 579	$ 541	$ 542	$ 583
Gross Margin	61.1%	60.4%	59.8%	61.5%	60.9%
Items excluded:					
Amortization of acquired technology intangible assets	9	8	7	7	8
Share-based and other compensation	-	-	-	-	1
Resolution of certain legal matters	-	-	1	1	-
Non-GAAP Gross Profit	$ 625	$ 587	$ 549	$ 550	$ 592
Non-GAAP Gross Margin	62.0%	61.3%	60.7%	62.4%	61.8%
Reconciliation of Non-GAAP Operating Income (Loss)					
Operating Income (Loss)	$ 100	$ 91	$ 17	$ 58	$ (428)
Percentage of Revenue	9.9%	9.5%	1.9%	6.6%	-44.7%
Items excluded:					
Amortization of acquired intangible assets	66	65	63	64	64
Restructuring charges, net	30	23	21	44	17
Acquisition and integration-related costs	2	-	1	1	-
Impairment charges	-	-	-	-	542
Advisory fees	-	-	2	7	27
Third-party sales transformation costs	-	2	3	-	-
Share-based and other compensation	4	4	4	4	7
Resolution of certain legal matters	-	-	51	2	-
Non-GAAP Operating Income	$ 202	$ 185	$ 162	$ 180	$ 229
Non-GAAP Operating Margin	20.0%	19.3%	17.9%	20.4%	23.9%

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© 2017 Avaya Inc. All rights reserved.
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NON-GAAP RECONCILIATION

PRODUCT AND SERVICES GROSS MARGINS

Avaya Inc.
Supplemental Schedules of Non-GAAP Reconciliation of Gross Profit and Gross Margin by Portfolio
(Unaudited; in millions)

	Three Months Ended				
	Sept. 30, 2015	**Dec. 31, 2015**	**Mar. 31, 2016**	**June 30, 2016**	**Sept. 30, 2016**
Reconciliation of Non-GAAP Gross Profit and Non-GAAP Gross Margin - Products					
Revenue	$ 499	$ 464	$ 424	$ 398	$ 469
Costs (exclusive of amortization of acquired technology intangible assets)	173	164	156	141	169
Amortization of acquired technology intangible assets	9	8	7	7	8
GAAP Gross Profit	317	292	261	250	292
GAAP Gross Margin	63.5%	62.9%	61.6%	62.8%	62.3%
Items excluded:					
Amortization of acquired technology intangible assets	9	8	7	7	8
Resolution of certain legal matters	-	-	1	1	-
Non-GAAP Gross Profit	$ 326	$ 300	$ 269	$ 258	$ 300
Non-GAAP Gross Margin	65.3%	64.7%	63.4%	64.8%	64.0%
Reconciliation of Non-GAAP Gross Profit and Non-GAAP Gross Margin - Services					
Revenue	$ 509	$ 494	$ 480	$ 484	$ 489
Costs	210	207	200	192	198
GAAP Gross Profit	299	287	280	292	291
GAAP Gross Margin	58.7%	58.1%	58.3%	60.3%	59.5%
Items excluded:					
Share-based and other compensation	-	-	-	-	1
Non-GAAP Gross Profit	$ 299	$ 287	$ 280	$ 292	$ 292
Non-GAAP Gross Margin	58.7%	58.1%	58.3%	60.3%	59.7%

AVAYA © 2017 Avaya Inc. All rights reserved.

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© 2017 Avaya Inc. All rights reserved. 20